Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies Disclosure Abstract
Commitments and Contingencies

7.       Commitments and Contingencies

  Various claims, suits, and complaints, including those involving government regulations and product liability, arise in the ordinary course of the shipping business. In addition, losses may arise from disputes with charterers, agents, insurance and other claims with suppliers relating to the operations of the Company's vessels. Currently, management is not aware of any such claims or contingent liabilities, which should be disclosed, or for which a provision should be established in the accompanying consolidated financial statements.

  The Company accrues for the cost of environmental liabilities when management becomes aware that a liability is probable and is able to reasonably estimate the probable exposure. Currently, management is not aware of any such claims or contingent liabilities, which should be disclosed, or for which a provision should be established in the accompanying consolidated financial statements.

  The Company's vessels are covered for pollution in the amount of $1 billion per vessel per incident, by the P&I Association in which the Company's vessels are entered. The Company's vessels are subject to calls payable to their P&I Association and may be subject to supplemental calls which are based on estimates of premium income and anticipated and paid claims. Such estimates are adjusted each year by the Board of Directors of the P&I Association until the closing of the relevant policy year, which generally occurs within three years from the end of the policy year. Supplemental calls, if any, are expensed when they are announced and according to the period they relate to. The Company is not aware of any supplemental calls in respect of the 2010/11 policy year, which is the first year in which the Company's vessels were entered into their P&I Association, or the 2011/12 policy year.

  As at December 31, 2011, the minimum contractual charter revenues, net of related commissions, to be generated from the existing non-cancelable time charter contracts until their expiration, are estimated at $49.7 million in 2012, $25.9 million in 2013 and at $16.4 million in 2014, and also include the contracted revenues for the m/v “Cap San Marco” and the m/v “Cap San Raphael”, delivered on February 6, 2012 (Notes 4 and 14(b)).

  In December 2011, Rongerik and Utirik, entered into two memoranda of agreement to acquire the container vessels m/v “Cap San Marco” and m/v “Cap San Raphael” (Note 4), respectively, for the purchase price of $33.0 million, each. Upon the vessels' delivery in February 2012, the Company paid the balance of the purchase price amounting to $59.4 million (Note 14(b)).